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                               Janus Aspen Series
                             Money Market Portfolio
                              Institutional Shares

                        Supplement dated April 16, 2007
                      to Currently Effective Prospectuses

Effective April 16, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus:

    Craig Jacobson, CFA, is Executive Vice President and Co-Portfolio Manager of Money Market Portfolio, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson and J. Eric Thorderson are jointly and primarily responsible for the day-to-day management of Money Market Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. Eric Thorderson, CFA is Executive Vice President and Co-Portfolio Manager of Money Market Portfolio, which he has managed or co-managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson and Craig Jacobson are jointly and primarily responsible for the day-to-day management of Money Market Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson holds the Chartered Financial Analyst designation.